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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 24, 2006

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as specified in its charter)


               WISCONSIN                               333-28751                             39-1580331
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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                               2121 BROOKS AVENUE
                                  P.O. BOX 729
                             NEENAH, WISCONSIN 54957

          (Address of Principal executive offices, including Zip Code)


                                 (920) 725-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On July 24, 2006, Neenah Foundry Company (the "Company") announced that it will commence, on July 25, 2006, a subsequent offering period in connection with the Company's change of control offer to purchase its 13% Senior Subordinated Notes due 2013. The subsequent offering period will expire at 5:00 p.m., New York City time, on August 28, 2006. A copy of the press release announcing the subsequent offering period is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Subsequent Offering Period
Offer to Purchase is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.
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
      Number         Description
      ------         -----------
       99.1          Press Release dated July 24, 2006
       99.2          Subsequent Offering Period Offer to Purchase
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEENAH FOUNDRY COMPANY


Date: July 24, 2006                     /s/ Gary W. LaChey
                                        ----------------------
                                        Name:   Gary W. LaChey
                                        Title:  Corporate Vice President -
                                                Finance



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                                  EXHIBIT INDEX

      Number        Description
      ------        -----------
      99.1          Press Release dated July 24, 2006
      99.2          Subsequent Offering Period Offer to Purchase